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                                                                    EXHIBIT 23.1


                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" in the Registration Statement (Form S-8) pertaining to the Service Experts, Inc. 1996 Incentive Stock Plan, Service Experts, Inc. 1996 Non-Employee Director Stock Option Plan, and Service Experts, Inc. 1996 Employee Stock Purchase Plan, and to the incorporation by reference therein of our report dated July 29, 1996 with respect to the financial statements of Service Experts, Inc., the use of our report dated May 5, 1996 with respect to the financial statements of the Combined AC Service & Installation Co. Inc. and Donelson Air Conditioning Company, Inc., the use of our report dated May 10, 1996 with respect to the financial statements of Hardwick Air Masters, Inc., the use of our report dated May 6, 1996 with respect to the financial statements of Norrell Heating & Air Conditioning, Inc., the use of our report dated May 24, 1996 with respect to the financial statements of Vision Holding Company, Inc., the use of our report dated May 15, 1996 with respect to the financial statements of Comerford's Heating and Air Conditioning, Inc., the use of our report dated May 17, 1996 with respect to the financial statements of Rolf Coal and Fuel Corp., the use of our report dated May 14, 1996 with respect to the financial statements of Brand Heating & Air Conditioning, Inc., the use of our report dated May 10, 1996 with respect to the financial statements of Coastal Air Conditioning Service, Inc., the use of our report dated May 10, 1996 with respect to the financial statements of Contractor Success Group, Inc., the use of our report dated May 10, 1996 with respect to the financial statements of Arrow Heating & Air Conditioning, Inc., the use of our report dated May 10, 1996 with respect to the financial statements of Air Experts, a United Services Company, Inc., the use of our report dated May 10, 1996 with respect to the financial statements of Gilley's Heating & Cooling, Inc. and the use of our report dated May 10, 1996 with respect to the financial statements of Service Experts, of Palm Springs, Inc. included in the Registration Statement (Form S-1 No. 333-07037) of Service Experts, Inc. filed with the Securities and Exchange Commission.



                                                           /s/ Ernst & Young LLP

Nashville, Tennessee                                       ERNST & YOUNG LLP
September 11, 1996